EXHIBIT 8(p)

AMENDMENT No. 9 to Participation Agreement (DREYFUS)

AMENDMENT NO. 9 TO THE

FUND PARTICIPATION AGREEMENT

Amendment No. 9 to the Fund Participation Agreement, dated as of May 1, 2001, between Transamerica Life Insurance Company, a life insurance company organized under the laws of the State of Iowa; Monumental Life Insurance Company (substituted for Peoples Benefit Life Insurance Company), a life insurance company organized under the laws of the State of Iowa; Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc. and Transamerica Life Insurance Company of New York), life insurance companies organized under the laws of the State of New York; (each as the “Insurance Company”), and Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Stock Index Fund, Inc. (f/k/a “Dreyfus Life and Annuity Index Fund, Inc. [d.b.a. Dreyfus Stock Index Fund, Inc.]”) (each as the “Fund”) (the “Agreement”).

1. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

EXHIBIT A

Effective May 1, 2009

List of Separate Accounts, Insurance Companies and Participating Funds

Separate Accounts and Insurance Companies	Participating Funds
Retirement Builder Variable Annuity Account Transamerica Life Insurance Company	Dreyfus Variable Investment Fund • Money Market Portfolio Dreyfus Stock Index Fund, Inc. – Initial Class

Separate Account VA A Transamerica Life Insurance Company

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Dreyfus Variable Investment Fund – Initial Class

•        Appreciation Portfolio

•        Growth and Income Portfolio

•        Quality Bond Portfolio

•        Developing Leaders Portfolio

Separate Account VA CC (formerly, Peoples Benefit Life Insurance Company Separate Account V) Monumental Life Insurance Company (formerly Peoples Benefit Life Insurance Company)

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class and Initial Class

Dreyfus Variable Investment Fund – Service Class

•        Appreciation Portfolio

Dreyfus Variable Investment Fund – Initial Class

•        Growth and Income Portfolio

•        Quality Bond Portfolio

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VUL-A Transamerica Life Insurance Company	Dreyfus Stock Index Fund, Inc. – Initial Class Dreyfus Variable Investment Fund • Money Market Portfolio

Separate Account VA-2L of Transamerica Life Insurance Company (formerly, Separate Account VA-2L) Transamerica Life Insurance Company

Dreyfus Variable Investment Fund – Service Class

•        Appreciation Portfolio

•        Growth and Income Portfolio

•        International Equity Portfolio

•        International Value Portfolio

•        Quality Bond Portfolio

•        Developing Leaders Portfolio

Dreyfus Variable Investment Fund

•        Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Service Class

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class

Dreyfus Investment Portfolios – Service Class

•        Core Value Portfolio

•        MidCap Stock Portfolio

•        Technology Growth Portfolio

Separate Account VA-2LNY Transamerica Financial Life Insurance Company

Dreyfus Variable Investment Fund – Service Class

•        Appreciation Portfolio

•        Growth and Income Portfolio

•        International Equity Portfolio

•        International Value Portfolio

•        Quality Bond Portfolio

•        Developing Leaders Portfolio

•        Dreyfus Variable Investment Fund

•        Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Service Class

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class

Dreyfus Investment Portfolios – Service Class

•        Core Value Portfolio

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VA-2LNY Transamerica Financial Life Insurance Company	• MidCap Stock Portfolio • Technology Growth Portfolio

PFL Corporate Account One Transamerica Life Insurance Company

Dreyfus Variable Investment Fund – Initial Class

•        Appreciation Portfolio

•        Growth and Income Portfolio

•        International Value Portfolio

•        Quality Bond Portfolio

•        Developing Leaders Portfolio

Dreyfus Variable Investment Fund

Money Market Portfolio

Dreyfus Stock Index Fund, Inc. – Initial Class

Dreyfus Investment Portfolios – Initial Class

•        Core Value Portfolio

•        Technology Growth Portfolio

Dreyfus Investment Portfolios – Service Class

•        Small Cap Stock Index Portfolio

Dreyfus Variable Investment Fund – Initial Class

•        International Equity Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Account VA-6 Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VA-6NY Transamerica Financial Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

TFLIC Separate Account C Transamerica Financial Life Insurance Company	The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Account VA-7 Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VA-8 Transamerica Life Insurance Company

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial class

Dreyfus Variable Investment Fund – Initial Class

•        Appreciation Portfolio

•        Developing Leaders Portfolio

Dreyfus Investment Portfolios – Initial Class

•        MidCap Stock Portfolio

Separate Account VUL-1 of Transamerica Life Insurance Company (formerly, Separate Account VUL-1) Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VUL-2 of Transamerica Life Insurance Company (formerly, Separate Account VUL-2) Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Separate Account VUL-4 of Transamerica Life Insurance Company (formerly, Separate Account VUL-4)	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Transamerica Life Insurance Company	Dreyfus Investment Portfolios – Initial Class • MidCap Stock Portfolio The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Account VUL-5 of Transamerica Life Insurance Company (formerly, Separate Account VUL-5)	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Transamerica Life Insurance Company	Dreyfus Investment Portfolios – Initial Class • MidCap Stock Portfolio The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Account VA J Transamerica Life Insurance Company	Dreyfus Stock Index Fund, Inc. – Service Class Dreyfus Variable Investment Fund • Money Market Portfolio

Separate Accounts and Insurance Companies	Participating Funds
Separate Account VUL-6 of Transamerica Life Insurance Company (formerly, Separate Account VUL-6)	Dreyfus Variable Investment Fund – Initial Class • Appreciation Portfolio • Developing Leaders Portfolio

Transamerica Life Insurance Company	Dreyfus Investment Portfolios – Initial Class • MidCap Stock Portfolio The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Class

Separate Account VA S Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Service Class • International Equity Portfolio

TFLIC Separate Account VNY Transamerica Financial Life Insurance Company	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Dreyfus Variable Investment Fund – Service Class • Appreciation Portfolio

Separate Account VA Z Transamerica Life Insurance Company	Dreyfus Variable Investment Fund – Service Class • Dreyfus VIF Appreciation Portfolio

Separate Account VA GNY Transamerica Financial Life Insurance Company	Dreyfus Variable Investment Fund – Service Class • Dreyfus VIF Appreciation Portfolio

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.

TRANSAMERICA LIFE INSURANCE COMPANY

By:	/s/ Steven R. Shepard
Name:	Steven R. Shepard
Its:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:	/s/ Steven R. Shepard
Name:	Steven R. Shepard
Its:	Vice President

MONUMENTAL LIFE INSURANCE COMPANY

By:	/s/ Steven R. Shepard
Name:	Steven R. Shepard
Its:	Vice President

ON BEHALF OF THOSE DREYFUS FUNDS LISTED ABOVE AS PARTIES TO THIS AGREEMENT

By:	/s/ Michael A. Rosenberg
Name:	Michael A. Rosenberg
Its:	Secretary